SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)

(408) 333-8000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
EXHIBIT INDEX
EXHIBIT 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

99.1	Press release, dated August 12, 2004, announcing preliminary financial results of Brocade Communications Systems, Inc. for the third fiscal quarter ended July 31, 2004.

Item 12. Results of Operations and Financial Condition.

     On August 12, 2004, Brocade Communications Systems, Inc. issued a press release announcing its preliminary financial results for the third fiscal quarter ended July 31, 2004. A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

     The information in Item 7(c) and Item 12 in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Dated: August 12, 2004	By:	/s/ Antonio Canova
Antonio Canova
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release, dated August 12, 2004, announcing preliminary financial results of Brocade Communications Systems, Inc. for the third fiscal quarter ended July 31, 2004.